PMA Capital Corporation
Statistical Supplement
Third Quarter - 2005

Table of Contents	Page

Consolidated Highlights:
Selected Financial Data - Third Quarter	1
Selected Financial Data - Year-to-date	2
Consolidated Statements of Operations - Per Share Data	3
Consolidated Statements of Operations - Third Quarter	5
Consolidated Statements of Operations - Year-to-date	6
Consolidated Balance Sheets	7
Invested Assets and Net Investment Income; Debt; Balance Sheet Impact of Commutations - Run-off Operations	8

Segment Information:
Statements of Operations - Consolidating - Year-to-date	9-10
Statements of Operations - Consolidating - Third Quarter	11-12
Statements of Operations - PMA Insurance Group	13
Insurance Ratios - PMA Insurance Group	14
Statements of Operations - Run-off Operations	15
Statements of Operations - Corporate & Other	16

Operating Cash Flow Information:
Operating Cash Flows - Consolidated	17
Operating Cash Flows - PMA Insurance Group	18
Operating Cash Flows - Run-off Operations	19

Statutory Financial Information:
Statutory Surplus; Statutory Financial Information - PMA Pool	20

Other Information:
Industry Ratings and Market Information	21

Legend:
NM - Not Meaningful
NA - Not Applicable

Note: Operating income (loss), which we define as GAAP net income (loss) excluding net realized investment gains and losses, is the financial performance measure used by our management and Board of Directors to evaluate and assess the results of our business segments because (i) net realized investment gains and losses are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments and (ii) in many instances, decisions to buy and sell securities are made at the holding company level, and such decisions result in net realized gains and losses that do not relate to the operations of the individual segments. Operating income (loss) does not replace net income (loss) as the GAAP measure of our consolidated results of operations. See pages 1 and 2 for reconciliations of operating results by segment to GAAP net income (loss).

PMA Capital Corporation
Selected Financial Data
(Dollar Amounts in Thousands, Except Per Share Data)

	3rd	4th	1st	2nd	3rd	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	3rd
	2004	2004	2005	2005	2005	Quarter

Net Premiums Written by Segment:
PMA Insurance Group	$97,637	$62,910	$105,474	$82,103	$116,877	19.7%
Run-off Operations	(13,884)	(5,974)	4,929	1,504	789	NM
Corporate & Other	(186)	(264)	(194)	(220)	(195)	-4.8%
Net premiums written	$83,567	$56,672	$110,209	$83,387	$117,471	40.6%

Major Components of Net Income (Loss):
Pre-tax operating income (loss) by segment:
PMA Insurance Group	$3,537	$261	$6,612	$4,941	$6,600	86.6%
Run-off Operations	(2,115)	(1,946)	(29,646)	1,133	(258)	87.8%
Corporate & Other	(4,982)	(5,423)	(6,167)	(5,721)	(5,609)	-12.6%
Pre-tax operating income (loss)	(3,560)	(7,108)	(29,201)	353	733	NM
Net realized investment gains (losses)	3,515	(7,870)	2,983	(265)	483	-86.3%
Pre-tax income (loss)	(45)	(14,978)	(26,218)	88	1,216	NM
Income tax expense (benefit)	29	(4,665)	(5,667)	71	476	NM
Net income (loss)	$(74)	$(10,313)	$(20,551)	$17	$740	NM
After-tax operating income (loss)	$(2,359)	$(5,198)	$(22,490)	$189	$426	NM

Diluted Earnings (Loss) Per Share:
Net income (loss)	$-	$(0.33)	$(0.65)	$-	$0.02	NM
Less the impact of:
Realized gains (losses) after tax	0.08	(0.16)	0.06	(0.01)	0.01	-87.5%
After-tax operating income (loss)	$(0.08)	$(0.17)	$(0.71)	$0.01	$0.01	NM

Capitalization:
Debt	$187,566	$210,784	$208,294	$208,586	$216,808	15.6%
Shareholders' equity excluding FAS 115 unrealized gain	442,797	431,828	412,349	412,330	413,513	-6.6%
Total capitalization excluding FAS 115 unrealized gain	630,363	642,612	620,643	620,916	630,321	0.0%
FAS 115 unrealized gain	15,350	13,623	1,539	17,266	1,151	-92.5%
Total capitalization including FAS 115 unrealized gain	$645,713	$656,235	$622,182	$638,182	$631,472	-2.2%

Book Value Per Share:
Excluding FAS 115 unrealized gain	$13.98	$13.63	$12.95	$12.93	$12.94	-7.4%
Including FAS 115 unrealized gain	$14.46	$14.06	$13.00	$13.47	$12.98	-10.3%

Debt to Total Capital:
Excluding FAS 115 unrealized gain	29.8%	32.8%	33.6%	33.6%	34.4%	15.4%
Including FAS 115 unrealized gain	29.0%	32.1%	33.5%	32.7%	34.3%	18.3%

Interest Coverage:
Income before interest and income taxes
to interest expense	0.98	NM	NM	1.02	1.30	32.7%

Operating income before interest and income
taxes to interest expense	NM	NM	NM	1.09	1.18	NM

PMA Capital Corporation
Selected Financial Data
(Dollar Amounts in Thousands, Except Per Share Data)

	Nine	Nine	% Change
	Months	Months	Nine
	2005	2004	Months

Net Premiums Written by Segment:
PMA Insurance Group	$304,454	$314,885	-3.3%
Run-off Operations	7,222	(69,386)	NM
Corporate & Other	(609)	(561)	-8.6%
Net premiums written	$311,067	$244,938	27.0%

Major Components of Net Income (Loss):
Pre-tax operating income (loss) by segment:
PMA Insurance Group	$18,153	$12,905	40.7%
Run-off Operations	(28,771)	7,455	NM
Corporate & Other	(17,497)	(15,800)	-10.7%
Pre-tax operating income (loss)	(28,115)	4,560	NM
Net realized investment gains	3,201	14,363	-77.7%
Pre-tax income (loss)	(24,914)	18,923	NM
Income tax expense (benefit)	(5,120)	6,780	NM
Net income (loss)	$(19,794)	$12,143	NM
After-tax operating income (loss)	$(21,875)	$2,807	NM

Diluted Earnings (Loss) Per Share:
Net income (loss)	$(0.63)	$0.38	NM
Less the impact of:
Realized gains after tax	0.06	0.26	-76.9%
After-tax operating income (loss)	$(0.69)	$0.12	NM

PMA Capital Corporation
Consolidated Statements of Operations - Per Share Data

	3rd	4th	1st	2nd	3rd	Nine	Nine
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2004	2004	2005	2005	2005	2005	2004

Diluted Earnings (Loss) Per Share:

Net income (loss)	$-	$(0.33)	$(0.65)	$-	$0.02	$(0.63)	$0.38

Pre-tax operating income (loss)	$(0.11)	$(0.23)	$(0.93)	$0.01	$0.02	$(0.89)	$0.20

After-tax operating income (loss)	$(0.08)	$(0.17)	$(0.71)	$0.01	$0.01	$(0.69)	$0.12

Diluted weighted average common
shares outstanding	31,350,825	31,350,825	31,393,684	32,015,127	32,244,295	31,631,850	36,903,965

Dividends declared:
Class A Common stock	$-	$-	$-	$-	$-	$-	$-

Actual common shares issued
and outstanding	31,681,751	31,676,851	31,835,136	31,885,541	31,956,983	31,956,983	31,681,751

Class A Common Stock prices:
High	$9.16	$10.85	$10.65	$9.00	$9.50	$10.65	$9.16
Low	$5.70	$6.74	$7.05	$5.91	$7.83	$5.91	$4.78
Close	$7.55	$10.35	$8.00	$8.83	$8.78	$8.78	$7.55

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PMA Capital Corporation
Consolidated Statements of Operations
(In Thousands)

	3rd	4th	1st	2nd	3rd	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	3rd
	2004	2004	2005	2005	2005	Quarter

Gross Premiums Written	$100,013	$69,940	$121,313	$95,069	$130,106	30.1%

Net Premiums Written	$83,567	$56,672	$110,209	$83,387	$117,471	40.6%

Revenues:
Net premiums earned	$104,210	$89,758	$87,723	$88,720	$92,223	-11.5%
Net investment income	13,238	12,142	11,712	12,542	12,648	-4.5%
Net realized investment gains (losses)	3,515	(7,870)	2,983	(265)	483	-86.3%
Other revenues	5,881	12,125	6,192	4,939	6,209	5.6%
Total revenues	126,844	106,155	108,610	105,936	111,563	-12.0%

Expenses:
Losses and loss adjustment expenses	80,706	70,189	93,988	63,261	68,112	-15.6%
Acquisition expenses	24,087	18,935	18,671	17,983	19,691	-18.3%
Operating expenses	18,318	20,735	17,698	18,802	17,872	-2.4%
Dividends to policyholders	805	1,819	502	1,762	567	-29.6%
Interest expense	2,973	3,482	3,969	4,040	4,105	38.1%
Loss on debt exchange	-	5,973	-	-	-	NM
Total losses and expenses	126,889	121,133	134,828	105,848	110,347	-13.0%

Pre-tax income (loss)	(45)	(14,978)	(26,218)	88	1,216	NM

Income tax expense (benefit):
Current	(117)	(272)	-	-	-	NM
Deferred	146	(4,393)	(5,667)	71	476	NM

Total income tax expense (benefit)	29	(4,665)	(5,667)	71	476	NM

Net income (loss)	$(74)	$(10,313)	$(20,551)	$17	$740	NM

Pre-tax operating income (loss)	$(3,560)	$(7,108)	$(29,201)	$353	$733	NM

After-tax operating income (loss)	$(2,359)	$(5,198)	$(22,490)	$189	$426	NM

PMA Capital Corporation
Consolidated Statements of Operations
(In Thousands)

	Nine	Nine	% Change
	Months	Months	Nine
	2005	2004	Months

Gross Premiums Written	$346,488	$282,322	22.7%

Net Premiums Written	$311,067	$244,938	27.0%

Revenues:
Net premiums earned	$268,666	$428,827	-37.3%
Net investment income	36,902	44,803	-17.6%
Net realized investment gains	3,201	14,363	-77.7%
Other revenues	17,340	18,576	-6.7%
Total revenues	326,109	506,569	-35.6%

Expenses:
Losses and loss adjustment expenses	225,361	310,367	-27.4%
Acquisition expenses	56,345	96,290	-41.5%
Operating expenses	54,372	68,937	-21.1%
Dividends to policyholders	2,831	3,180	-11.0%
Interest expense	12,114	8,872	36.5%
Total losses and expenses	351,023	487,646	-28.0%

Pre-tax income (loss)	(24,914)	18,923	NM

Income tax expense (benefit):
Current	-	272	NM
Deferred	(5,120)	6,508	NM

Total income tax expense (benefit)	(5,120)	6,780	NM

Net income (loss)	$(19,794)	$12,143	NM

Pre-tax operating income (loss)	$(28,115)	$4,560	NM

After-tax operating income (loss)	$(21,875)	$2,807	NM

PMA Capital Corporation
Consolidated Balance Sheets
(In Thousands)

	3rd	4th	1st	2nd	3rd
	Quarter	Quarter	Quarter	Quarter	Quarter
	2004	2004	2005	2005	2005

Assets:
Investments in fixed maturities available for sale	$1,381,788	$1,304,086	$1,283,406	$1,256,169	$1,184,301
Short-term investments	98,761	123,746	60,325	61,058	67,636
Short-term investments, loaned securities collateral	96,606	-	102,620	90,114	63,751
Total investments	1,577,155	1,427,832	1,446,351	1,407,341	1,315,688

Cash	48,046	35,537	49,921	30,464	43,282
Accrued investment income	16,407	15,517	15,188	14,147	13,703
Premiums receivable	219,111	197,831	208,748	183,713	212,847
Reinsurance receivables	1,170,004	1,142,552	1,129,507	1,129,857	1,115,953
Deferred income taxes	80,541	86,501	98,714	90,301	98,568
Deferred acquisition costs	37,800	31,426	35,138	34,655	39,432
Funds held by reinsureds	134,978	142,064	146,674	150,078	153,064
Other assets	219,536	171,042	167,200	169,028	167,192
Total assets	$3,503,578	$3,250,302	$3,297,441	$3,209,584	$3,159,729

Liabilities:
Unpaid losses and loss adjustment expenses	$2,179,900	$2,111,598	$2,077,599	$2,005,386	$1,966,907
Unearned premiums	193,221	158,489	177,415	175,025	199,153
Debt	187,566	210,784	208,294	208,586	216,808
Accounts payable, accrued expenses
and other liabilities	254,467	196,744	200,350	191,309	198,441
Funds held under reinsurance treaties	127,239	121,234	112,712	105,572	96,067
Dividends to policyholders	6,424	5,977	4,580	3,992	3,931
Payable under securities loan agreements	96,614	25	102,603	90,118	63,758
Total liabilities	3,045,431	2,804,851	2,883,553	2,779,988	2,745,065

Shareholders' Equity:
Class A Common stock	171,090	171,090	171,090	171,090	171,090
Additional paid-in capital	109,331	109,331	109,331	109,331	109,331
Retained earnings	223,519	213,313	189,787	189,109	188,834
Accumulated other comprehensive income (loss)	885	(1,959)	(14,116)	1,377	(14,861)
Treasury stock, at cost	(45,474)	(45,573)	(41,752)	(40,734)	(39,305)
Unearned restricted stock compensation	(1,204)	(751)	(452)	(577)	(425)
Total shareholders' equity	458,147	445,451	413,888	429,596	414,664
Total liabilities and shareholders' equity	$3,503,578	$3,250,302	$3,297,441	$3,209,584	$3,159,729

PMA Capital Corporation
Invested Assets and Net Investment Income
(Dollars in Thousands)

	3rd	4th	1st	2nd	3rd	Nine	Nine
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2004	2004	2005	2005	2005	2005	2004

Total Investments & Cash
As reported	$1,625,201	$1,463,369	$1,496,272	$1,437,805	$1,358,970	$1,358,970	$1,625,201
Less:
Securities lending activity	96,614	25	102,603	90,118	63,758	63,758	96,614
Unrealized gain	23,615	20,958	2,368	26,563	1,771	1,771	23,615
Total adjusted investments & cash	$1,504,972	$1,442,386	$1,391,301	$1,321,124	$1,293,441	$1,293,441	$1,504,972

Net Investment Income
As reported	$13,238	$12,142	$11,712	$12,542	$12,648	$36,902	$44,803
Funds held:
Assumed	73	846	187	129	535	851	169
Ceded	(2,536)	(2,026)	(2,437)	(1,871)	(1,694)	(6,002)	(9,883)
Total funds held	(2,463)	(1,180)	(2,250)	(1,742)	(1,159)	(5,151)	(9,714)

Total adjusted investment income	$15,701	$13,322	$13,962	$14,284	$13,807	$42,053	$54,517

Yield
As reported	3.13%	3.15%	3.17%	3.42%	3.62%	3.42%	3.20%
Investment portfolio	4.01%	3.62%	3.94%	4.21%	4.22%	4.12%	4.15%

Duration (in years)	3.6	3.6	3.8	3.9	3.7	3.7	3.6

PMA Capital Corporation
Debt
(Dollars in Thousands)

	Amount
	Outstanding	Maturity
6.50% convertible debt	$94,640	2022[1]
Derivative component of 6.50% convertible debt	13,117
4.25% convertible debt	655	2022[2]
8.50% senior notes	57,500	2018
Trust preferred debt [3]	43,816	2033
Surplus notes [4]	10,000	2035
Unamortized debt discount	(2,920)
Total long-term debt	$216,808

[1]
Holders of this debt, at their option, may require us to repurchase all or a portion of their debentures on June 30, 2009 at 114% of the principal amount. This debt may be converted at any time, at the holder's option, at a current price of $16.368 per share for $84.1 million principal amount and $15.891 per share for $10.5 million principal amount.

[2]
Holders of this debt, at their option, may require us to repurchase all or a portion of their debentures on September 30, 2006, 2008, 2010, 2012 and 2017. This debt may be converted at any time, at the holder's option, at a current price of $16.368 per share.

[3]	Weighted average interest rate on trust preferred debt is 8.0% as of September 30, 2005.
[4]	Interest rate on surplus notes is 8.51% as of September 30, 2005.

PMA Capital Corporation
Balance Sheet Impact of Commutations - Run-off Operations
(Dollars in Thousands)

	3rd Quarter 2005
Liabilities	Assumed	Ceded	Total
Unpaid loss and loss adjustment expenses	$(4,475)	$-	$(4,475)
Funds held under reinsurance treaties	(219)	-	(219)

	Nine Months 2005
Liabilities	Assumed	Ceded	Total
Unpaid loss and loss adjustment expenses	$(9,477)	$-	$(9,477)
Funds held under reinsurance treaties	(219)	-	(219)

PMA Capital Corporation
Statements of Operations - Consolidating
Nine Months Ended September 30, 2005
(In Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations	Consolidated

Gross Premiums Written	$339,115	$(609)	$7,982	$346,488

Net Premiums Written	$304,454	$(609)	$7,222	$311,067

Revenues:
Net premiums earned	$262,455	$(609)	$6,820	$268,666
Net investment income	23,417	799	12,686	36,902
Other revenues	17,043	297	-	17,340
Operating revenues	302,915	487	19,506	322,908

Losses and Expenses:
Losses and loss adjustment expenses	191,544	-	33,817	225,361
Acquisition expenses	52,300	-	4,045	56,345
Operating expenses	38,082	5,875	10,415	54,372
Dividends to policyholders	2,831	-	-	2,831
Total losses and expenses	284,757	5,875	48,277	338,909

Operating income (loss) before income taxes
and interest expense	18,158	(5,388)	(28,771)	(16,001)

Interest expense	5	12,109	-	12,114

Pre-tax operating income (loss)	$18,153	$(17,497)	$(28,771)	(28,115)

Net realized investment gains				3,201

Pre-tax loss				$(24,914)

[1] Corporate & Other includes the effect of eliminating transactions between the Insurance Operations.

PMA Capital Corporation
Statements of Operations - Consolidating
Nine Months Ended September 30, 2004
(In Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations	Consolidated

Gross Premiums Written	$350,674	$(561)	$(67,791)	$282,322

Net Premiums Written	$314,885	$(561)	$(69,386)	$244,938

Revenues:
Net premiums earned	$352,970	$(561)	$76,418	$428,827
Net investment income	24,475	888	19,440	44,803
Other revenues	18,257	319	-	18,576
Operating revenues	395,702	646	95,858	492,206

Losses and Expenses:
Losses and loss adjustment expenses	264,897	-	45,470	310,367
Acquisition expenses	67,528	-	28,762	96,290
Operating expenses	47,192	7,574	14,171	68,937
Dividends to policyholders	3,180	-	-	3,180
Total losses and expenses	382,797	7,574	88,403	478,774

Operating income (loss) before income taxes
and interest expense	12,905	(6,928)	7,455	13,432

Interest expense	-	8,872	-	8,872

Pre-tax operating income (loss)	$12,905	$(15,800)	$7,455	4,560

Net realized investment gains				14,363

Pre-tax income				$18,923

[1] Corporate & Other includes the effect of eliminating transactions between the various Insurance Operations.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended September 30, 2005
(In Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations	Consolidated

Gross Premiums Written	$129,163	$(195)	$1,138	$130,106
.
Net Premiums Written	$116,877	$(195)	$789	$117,471

Revenues:
Net premiums earned	$92,214	$(195)	$204	$92,223
Net investment income	8,160	271	4,217	12,648
Other revenues	6,172	37	-	6,209
Operating revenues	106,546	113	4,421	111,080

Losses and Expenses:
Losses and loss adjustment expenses	67,995	-	117	68,112
Acquisition expenses	18,279	-	1,412	19,691
Operating expenses	13,100	1,622	3,150	17,872
Dividends to policyholders	567	-	-	567
Total losses and expenses	99,941	1,622	4,679	106,242

Operating income (loss) before income taxes
and interest expense	6,605	(1,509)	(258)	4,838

Interest expense	5	4,100	-	4,105

Pre-tax operating income (loss)	$6,600	$(5,609)	$(258)	733

Net realized investment gains				483

Pre-tax income				$1,216

[1] Corporate & Other includes the effect of eliminating transactions between the Insurance Operations.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended September 30, 2004
(In Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations	Consolidated

Gross Premiums Written	$109,788	$(186)	$(9,589)	$100,013
.
Net Premiums Written	$97,637	$(186)	$(13,884)	$83,567

Revenues:
Net premiums earned	$103,032	$(186)	$1,364	$104,210
Net investment income	8,083	271	4,884	13,238
Other revenues	5,856	25	-	5,881
Operating revenues	116,971	110	6,248	123,329

Losses and Expenses:
Losses and loss adjustment expenses	77,994	-	2,712	80,706
Acquisition expenses	21,876	-	2,211	24,087
Operating expenses	12,759	2,119	3,440	18,318
Dividends to policyholders	805	-	-	805
Total losses and expenses	113,434	2,119	8,363	123,916

Operating income (loss) before income taxes
and interest expense	3,537	(2,009)	(2,115)	(587)

Interest expense	-	2,973	-	2,973

Pre-tax operating income (loss)	$3,537	$(4,982)	$(2,115)	(3,560)

Net realized investment gains				3,515

Pre-tax loss				$(45)

[1] Corporate & Other includes the effect of eliminating transactions between the various Insurance Operations.

PMA Capital Corporation
Statements of Operations - PMA Insurance Group
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd	Nine	Nine	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	3rd	Nine
	2004	2004	2005	2005	2005	2005	2004	Quarter	Months

Gross Premiums Written	$109,788	$72,380	$116,272	$93,680	$129,163	$339,115	$350,674	17.6%	-3.3%

Net Premiums Written	$97,637	$62,910	$105,474	$82,103	$116,877	$304,454	$314,885	19.7%	-3.3%

Revenues:
Net premiums earned	$103,032	$89,373	$84,700	$85,541	$92,214	$262,455	$352,970	-10.5%	-25.6%
Net investment income	8,083	6,509	7,541	7,716	8,160	23,417	24,475	1.0%	-4.3%
Other revenues	5,856	5,511	5,965	4,906	6,172	17,043	18,257	5.4%	-6.6%
Total revenues	116,971	101,393	98,206	98,163	106,546	302,915	395,702	-8.9%	-23.4%

Losses and Expenses:
Losses and loss adjustment expenses	77,994	66,284	62,218	61,331	67,995	191,544	264,897	-12.8%	-27.7%
Acquisition expenses	21,876	18,550	16,767	17,254	18,279	52,300	67,528	-16.4%	-22.6%
Operating expenses	12,759	14,479	12,107	12,875	13,100	38,082	47,192	2.7%	-19.3%
Dividends to policyholders	805	1,819	502	1,762	567	2,831	3,180	-29.6%	-11.0%
Total losses and expenses	113,434	101,132	91,594	93,222	99,941	284,757	382,797	-11.9%	-25.6%

Operating income before income taxes
and interest expense	3,537	261	6,612	4,941	6,605	18,158	12,905	86.7%	40.7%

Interest expense	-	-	-	-	5	5	-	NM	NM

Pre-tax operating income	$3,537	$261	$6,612	$4,941	$6,600	$18,153	$12,905	86.6%	40.7%

PMA Capital Corporation
Insurance Ratios - PMA Insurance Group
	3rd Quarter 2004	4th Quarter 2004	1st Quarter 2005	2nd Quarter 2005	3rd Quarter 2005	Nine Months 2005	Nine Months 2004	Point Chg. 3rd Quarter Better (Worse)	Point Chg. Nine Months Better (Worse)

Ratios - GAAP Basis:

Loss and LAE ratio	75.7%	74.2%	73.5%	71.7%	73.7%	73.0%	75.0%	2.0	2.0

Expense ratio:
Acquisition expenses	21.2%	20.8%	19.8%	20.2%	19.8%	19.9%	19.1%	1.4	(0.8)
Operating expenses [1]	7.8%	11.5%	9.5%	10.3%	9.2%	9.6%	9.5%	(1.4)	(0.1)
Total expense ratio	29.0%	32.3%	29.3%	30.5%	29.0%	29.5%	28.6%	(0.0)	(0.9)

Policyholders' dividend ratio	0.8%	2.0%	0.6%	2.1%	0.6%	1.1%	0.9%	0.2	(0.2)
Combined ratio	105.5%	108.5%	103.4%	104.3%	103.3%	103.6%	104.5%	2.2	0.9

Net investment income ratio	-7.8%	-7.3%	-8.9%	-9.0%	-8.8%	-8.9%	-6.9%	1.0	2.0
Operating ratio	97.7%	101.2%	94.5%	95.3%	94.5%	94.7%	97.6%	3.2	2.9

[1]	The operating expense ratio equals insurance-related operating expenses divided by net premiums earned. Insurance-related operating expenses were $8.1 million, $10.3 million, $8.0 million, $8.9 million and $8.4 million for the third and fourth quarters of 2004 and the first, second and third quarters of 2005, respectively.

PMA Capital Corporation
Statements of Operations - Run-off Operations
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd	Nine	Nine	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	3rd	Nine
	2004	2004	2005	2005	2005	2005	2004	Quarter	Months

Gross Premiums Written	$(9,589)	$(2,176)	$5,235	$1,609	$1,138	$7,982	$(67,791)	NM	NM

Net Premiums Written	$(13,884)	$(5,974)	$4,929	$1,504	$789	$7,222	$(69,386)	NM	NM

Revenues:
Net premiums earned	$1,364	$649	$3,217	$3,399	$204	$6,820	$76,418	-85.0%	-91.1%
Net investment income	4,884	5,215	3,900	4,569	4,217	12,686	19,440	-13.7%	-34.7%
Total revenues	6,248	5,864	7,117	7,968	4,421	19,506	95,858	-29.2%	-79.7%

Losses and Expenses:
Losses and loss adjustment expenses	2,712	3,905	31,770	1,930	117	33,817	45,470	-95.7%	-25.6%
Acquisition expenses	2,211	385	1,904	729	1,412	4,045	28,762	-36.1%	-85.9%
Operating expenses	3,440	3,520	3,089	4,176	3,150	10,415	14,171	-8.4%	-26.5%
Total losses and expenses	8,363	7,810	36,763	6,835	4,679	48,277	88,403	-44.1%	-45.4%

Pre-tax operating income (loss)	$(2,115)	$(1,946)	$(29,646)	$1,133	$(258)	$(28,771)	7,455	87.8%	NM

PMA Capital Corporation
Statements of Operations - Corporate & Other
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd	Nine	Nine	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	3rd	Nine
	2004	2004	2005	2005	2005	2005	2004	Quarter	Months

Gross Premiums Written	$(186)	$(264)	$(194)	$(220)	$(195)	$(609)	$(561)	-4.8%	-8.6%

Net Premiums Written	$(186)	$(264)	$(194)	$(220)	$(195)	$(609)	$(561)	-4.8%	-8.6%

Revenues:
Net premiums earned	$(186)	$(264)	$(194)	$(220)	$(195)	$(609)	$(561)	-4.8%	-8.6%
Net investment income	271	418	271	257	271	799	888	0.0%	-10.0%
Other revenues	25	6,614	227	33	37	297	319	48.0%	-6.9%
Total revenues	110	6,768	304	70	113	487	646	2.7%	-24.6%

Losses and Expenses:
Operating expenses	2,119	2,736	2,502	1,751	1,622	5,875	7,574	-23.5%	-22.4%
Total losses and expenses	2,119	2,736	2,502	1,751	1,622	5,875	7,574	-23.5%	-22.4%

Operating income (loss) before income taxes,
interest expense, and loss on debt exchange	(2,009)	4,032	(2,198)	(1,681)	(1,509)	(5,388)	(6,928)	24.9%	22.2%

Interest expense	2,973	3,482	3,969	4,040	4,100	12,109	8,872	37.9%	36.5%

Loss on debt exchange	-	5,973	-	-	-	-	-	NM	NM

Pre-tax operating loss	$(4,982)	$(5,423)	$(6,167)	$(5,721)	$(5,609)	$(17,497)	(15,800)	-12.6%	-10.7%

PMA Capital Corporation
Operating Cash Flows - Consolidated
(In Thousands)

	3rd	4th	1st	2nd	3rd	Nine	Nine
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2004	2004	2005	2005	2005	2005	2004

Receipts:
Premiums and other revenues collected	$91,121	$101,641	$95,437	$109,944	$90,858	$296,239	$380,948
Investment income received	20,627	18,986	14,814	14,656	15,942	45,412	69,288
Total receipts	111,748	120,627	110,251	124,600	106,800	341,651	450,236

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	43,406	34,520	3,812	14,240	16,593	34,645	87,736
Losses and LAE paid - prior years	178,193	87,203	112,312	134,182	86,329	332,823	668,103
Total losses and LAE paid	221,599	121,723	116,124	148,422	102,922	367,468	755,839
Insurance operating expenses paid	43,228	27,716	37,394	40,823	39,009	117,226	171,768
Policyholders' dividends paid	2,145	765	2,115	1,284	820	4,219	4,591
Interest on corporate debt	3,694	2,371	4,387	1,987	5,327	11,701	9,236
Total disbursements	270,666	152,575	160,020	192,516	148,078	500,614	941,434

Net other	6,997	(56,713)	7,258	1,046	3,564	11,868	(23,408)

Net operating cash flows	$(151,921)	$(88,661)	$(42,511)	$(66,870)	$(37,714)	$(147,095)	$(514,606)

PMA Capital Corporation
Operating Cash Flows - PMA Insurance Group
(In Thousands)

	3rd	4th	1st	2nd	3rd	Nine	Nine
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2004	2004	2005	2005	2005	2005	2004

Receipts:
Premiums and other revenues collected	$97,543	$111,150	$91,910	$101,408	$91,212	$284,530	$349,703
Investment income received	9,574	9,851	9,404	9,682	10,262	29,348	29,689
Total receipts	107,117	121,001	101,314	111,090	101,474	313,878	379,392

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	29,827	31,304	3,810	14,233	16,584	34,627	55,142
Losses and LAE paid - prior years	57,160	31,086	72,999	69,276	55,520	197,795	195,723
Losses and LAE	86,987	62,390	76,809	83,509	72,104	232,422	250,865
Insurance operating expenses paid	34,600	29,531	33,000	38,226	33,988	105,214	126,176
Policyholders' dividends paid	2,145	765	2,115	1,284	820	4,219	4,591
Total disbursements	123,732	92,686	111,924	123,019	106,912	341,855	381,632

Net other	8,102	(21,974)	13,760	2,002	6,012	21,774	(8,739)

Net operating cash flows	$(8,513)	$6,341	$3,150	$(9,927)	$574	$(6,203)	$(10,979)

PMA Capital Corporation
Operating Cash Flows - Run-off Operations
(In Thousands)

	3rd	4th	1st	2nd	3rd	Nine	Nine
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2004	2004	2005	2005	2005	2005	2004

Receipts:
Premiums collected	$(6,422)	$(9,509)	$3,527	$8,536	$(354)	$11,709	$31,245
Investment income received	11,053	9,135	5,410	4,974	5,680	16,064	39,599
Total receipts	4,631	(374)	8,937	13,510	5,326	27,773	70,844

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	13,579	3,216	2	7	9	18	32,594
Losses and LAE paid - prior years	121,033	56,117	39,313	64,906	30,809	135,028	472,380
Total losses and LAE paid	134,612	59,333	39,315	64,913	30,818	135,046	504,974
Insurance operating expenses paid	8,628	(1,815)	4,394	2,597	5,021	12,012	45,592
Total disbursements	143,240	57,518	43,709	67,510	35,839	147,058	550,566

Net other	282	(34,482)	(74)	(4,890)	(1,912)	(6,876)	(11,169)

Net operating cash flows	$(138,327)	$(92,374)	$(34,846)	$(58,890)	$(32,425)	$(126,161)	$(490,891)

PMA Capital Corporation
Statutory Surplus
(In Thousands)

	3rd	4th	1st	2nd	3rd
	Quarter	Quarter	Quarter	Quarter	Quarter
	2004	2004	2005	2005	2005[1]

PMA Pool [2]	$294,587	$300,034	$298,686	$299,219	$311,802 [4]
PMA Capital Insurance Company [3]	236,443	224,511	218,322	215,348	210,663 [5]

PMA Capital Corporation
Statutory Financial Information - PMA Pool [2]
(In Thousands)

	3rd	4th	1st	2nd	3rd	Nine	Nine
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2004	2004	2005	2005	2005[1]	2005[1]	2004

Net Premiums Written:
Workers Compensation & Integrated
Disability	$88,814	$54,556	$94,737	$70,944	$101,435	$267,116	$251,768
Other Commercial Lines	8,962	3,700	10,787	10,998	13,487	35,272	29,152
Total - PMA Pool	$97,776	$58,256	$105,524	$81,942	$114,922	$302,388	$280,920

Statutory Ratios:
Loss and LAE ratio	75.9%	75.2%	73.3%	73.0%	73.3%	73.2%	75.3%
Underwriting expense ratio	29.5%	37.5%	25.2%	30.2%	25.1%	26.5%	30.7%
Policyholders' dividend ratio	0.4%	0.4%	0.9%	0.8%	0.8%	0.9%	0.8%
Combined ratio	105.8%	113.1%	99.4%	104.0%	99.2%	100.6%	106.8%
Operating ratio	98.9%	104.2%	91.2%	95.2%	91.2%	92.3%	99.8%

[1]	Estimated.
[2]	The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.
[3]	In November 2003, we announced our decision to withdraw from the reinsurance business previously served by PMA Capital Insurance Company. The reinsurance business is currently in run-off.
[4]	Includes unassigned surplus of $132.5 million and $10 million related to surplus notes.
[5]	Includes unassigned surplus of $17.1 million.

PMA Capital Corporation
Industry Ratings and Market Information

Transfer Agent and Registrar:		Inquiries:
American Stock Transfer & Trust Company		William E. Hitselberger
Shareholder Relations		Chief Financial Officer
59 Maiden Lane – Plaza Level		215.665.5070
New York, NY 10038		e-mail: bhitselberger@pmacapital.com
www.amstock.com
Investor Relations
Phone Inquiries:		215.665.5046
800.937.5449		investorrelations@pmacapital.com

Email Inquiries:		Company Website:
info@amstock.com		www.pmacapital.com

Securities Listing:
The Corporation's Class A Common Stock is listed
on the NASDAQ Stock Market. It trades under
the stock symbol: PMACA.

Financial Strength Ratings (as of 10/28/2005):

	A.M. Best	Moody's
PMA Pool [1]	A- (4th of 16)	Ba1 (11th of 21)
PMA Capital Insurance Company [2]	B+ (6th of 16)	B1 (14th of 21)

[1]	The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.

[2]	In November 2003, we announced our decision to withdraw from the reinsurance business previously served by PMA Capital Insurance Company. The reinsurance business is in run-off.